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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K/A



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                June 30, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         INDUSTRIAL ECOSYSTEMS, INC.

      (Exact name of registrant as specified in its charter)


          UTAH                     0-29838               94-3200034
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2040 West Broadway, Bloomfield, New Mexico  87413
         -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (505)  632-1786
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                         ITEM 5. OTHER EVENTS

On June 30, 2000 (the "Effective Date"), Industrial Ecosystems, Inc., (the "Company") signed an Agreement of Merger with ROP Merger Corp., a Missouri corporation, in order to accomplish the transactions contemplated in a Rights Agreement dated December 31, 1998, wherein JFJ Ecosystems, LLC ("JFJ"), the Company's joint venture partner, had the right on or prior to December 31, 2000 to sell its 50% membership interest in the joint venture, ROP North America, LLC (the "JV") to the Company through a share exchange, wherein the Company would issue to JFJ shares of the Company's restricted Common Stock in exchange for JFJ's membership interest in the JV (the "Sale Rights"). On January 26, 2000, JFJ gave the Company written notice of its intent to exercise its Sale Rights.

In consideration for JFJ exercising its Sale Rights, JFJ received a total of 17,107,408 shares of the Company's Common Stock, plus an option to acquire an additional 2,261,334 shares of Common Stock at an exercise price of $0.09 per share, the five day trailing average of the Company's stock prior to the Effective Date.

In exchange for the shares and options:

 1. The Company received all of JFJ's interest in the JV, and the resulting wholly-owned subsidiary was merged into the Company;

 2. JFJ converted its loan of $750,000 and accrued interest (advanced to the Company in connection with the Rights Agreement); and

 3. JFJ converted an additional $57,695 in principal and interest loaned to the JV.

The Agreement of Merger also provided for the issuance of 1,592,522 shares to John P. Crowe, an affiliate of the Company and a principal of JFJ, in settlement of a total of $191,550 in principal and interest loaned to the JV.

Prior to the Effective Date, the Company had 45,900,683 shares issued and outstanding. Following the Effective Date the Company had 64,600,613 shares issued and outstanding. The beneficial ownership following the Effective Date for JFJ and John P. Crowe appears in the following table.

                                                     % of Class
                                                     Assuming the
                                     Beneficial      Exercise of Individual
Class   Name and Address             Ownership       Options or Warrants
------  ----------------           ----------------  ----------------------
Common  JFJ Ecosystems, LLC          19,368,742 (1)      28.97 (2)
        1015 West 54th Street
        Kansas City, MO 64112

Common  John P. Crowe                33,380,066 (3)      46.77 (4)
        1015 West 54th Street
        Kansas City, MO 64112

(1) Represents 17,107,408 shares and 2,261,334 options to purchase shares at an exercise price of $0.09 per share exercisable through 6/30/05.

(2) Assumes the exercise of JFJ's options and the concomitant increase in the number of shares issued and outstanding

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(3) Represents 9,511,077 shares and 4,500,000 warrants for shares held by John
P. Crowe, plus the shares and options issued to JFJ Ecosystems, LLC, of which John Crowe may be deemed to have indirect beneficial ownership because he is a principal Member and Manager of JFJ.

(4) Assumes the exercise of JFJ's options and John Crowe's warrants and the concomitant increase in the number of shares issued and outstanding.

The Rights Agreement and the essential provisions of the transaction were approved by the Company's shareholders at a Special Meeting of Shareholders called for that purpose on April 19, 1999. Details of the Rights Agreement and the provisions under which JFJ exercised its Sale Rights are included in the Company's annual report on Form 10KSB for the period ended December 31, 1999, filed with the Securities and Exchange Commission on April 12, 2000.

The complete Agreement of Merger, which details the share and option issuances outlined above, is included as an Exhibit to the Current Report on Form 8-K, filed with the Commission on July 14, 2000.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        INDUSTRIAL ECOSYSTEMS, INC.

Date:     July 15, 2000                 /S/Tom Jarnagin, President